UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2023

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2023, Thomas F. Smegal III, Vice President, Chief Financial Officer and Treasurer notified the California Water Service Group (the “Company”) of his intention to retire from his position as Chief Financial Officer effective May 31, 2023. To assist in the transition of Mr. Smegal’s duties and responsibilities, and to leverage Mr. Smegal’s valuable expertise in regulatory matters, the Company and Mr. Smegal have entered into an agreement containing customary terms and conditions pursuant to which he will continue to serve as a strategic advisor on a part-time basis for a two-year period for total compensation of $524,600, less applicable withholdings and deductions, payable over the two-year period as set forth in the agreement. Mr. Smegal will also continue to receive certain Company provided employment benefits.

On May 31, 2023, the Board of Directors (the “Board”) appointed David B. Healey, 66, to serve as Interim Vice President, Chief Financial Officer and Treasurer, while the Board evaluates candidates for the permanent position.

Mr. Healey served as Vice President, Corporate Controller and Chief Accounting Officer of the Company from January 1, 2015 until his retirement effective January 1, 2023. Prior to serving in that role, Mr. Healey served the Company as Corporate Controller and Assistant Treasurer from 2012 to 2014, and Director of Financial Reporting from 2009 to 2012. Mr. Healey served as Subsidiary Controller for SunPower Corporation from 2005 to 2009, Corporate Controller for Hall, Kinion & Associates, Inc. from 1997 to 2005 and held various other positions with Pacific Gas & Electric Company from 1985-1997. In connection with Mr. Healey’s appointment as Interim Vice President, Chief Financial Officer and Treasurer, he will receive an annual salary of $470,000.

On May 26, 2023, Robert J. Kuta, Vice President, Engineering & Chief Water Quality & Environmental Compliance Officer notified the Company of his intention to leave the Company effective May 31, 2023 to pursue other opportunities that better suit the needs of his family. In connection with Mr. Kuta’s departure, Mr. Kuta and the Company entered into an agreement containing customary terms and conditions pursuant to which the Company will pay him a one-time, lump-sum amount of $337,166.67, less applicable withholdings and deductions. Mr. Kuta will provide, at no additional cost, advisory and consulting services to the Company upon its request for up to twenty (20) hours per week for two months.

Item 5.07. Submission of Matters to a Vote of Security Holders

California Water Service Group (the “Company”) held its Annual Meeting of Stockholders on May 31, 2023 (the “Annual Meeting”). Stockholders acted on the following items of business at the Annual Meeting:

1.	The following nominees for Director were elected to serve until the 2024 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory E. Aliff	45,715,759	391,091	92,870	4,598,164
Shelly M. Esque	45,655,710	450,811	93,199	4,598,164
Martin A. Kropelnicki	45,221,050	900,186	78,484	4,598,164
Thomas M. Krummel, M.D.	44,323,613	1,785,064	91,043	4,598,164
Yvonne A. Maldonado, M.D.	45,647,073	471,212	81,435	4,598,164
Scott L. Morris	44,780,776	1,329,212	89,732	4,598,164
Carol M. Pottenger	45,634,141	475,817	89,762	4,598,164
Lester A. Snow	44,597,093	1,509,896	92,731	4,598,164
Patricia K. Wagner	45,955,751	159,791	84,178	4,598,164

2.	The advisory vote on the compensation paid to the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,409,824	1,596,800	193,096	4,598,164

3.	The advisory vote on the frequency of future advisory votes to approve compensation paid to the Company’s named executive officers was as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
44,322,870	147,449	1,630,702	98,699	4,598,164

In accordance with the voting results, the Board has determined to hold future advisory votes to approve compensation paid to the Company’s named executive officers every year until the next required stockholder advisory vote on the frequency of future advisory votes on executive compensation.

4.	The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,247,940	421,681	128,263	-

5.	The amendment to the Company’s Certificate of Incorporation to reflect the new Delaware law provisions regarding officer exculpation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,462,740	8,555,956	181,024	4,598,164

6.	The stockholder proposal requesting additional emissions reduction targets and reporting was not approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,029,598	30,772,600	397,522	4,598,164

Item 8.01. Other Events

As previously disclosed, effective at the conclusion of the Annual Meeting, Peter C. Nelson retired as director and Chairman of the Board and Martin A. Kropelnicki, the Company’s President and Chief Executive Officer and a director, will serve as Chairman of the Board. Scott L. Morris will remain Lead Independent Director.

On June 1, 2023, the Company announced the promotion of Michael B. Luu to Senior Vice President of Corporate Services & Chief Risk Officer. The Company also announced that California Water Service, a subsidiary of the Company, promoted Shilen M. Patel to Chief Business Development Officer effective June 1, 2023. A copy of the press release issued on June 1, 2023 announcing these promotions is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued June 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: June 1, 2023	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	Chairman, President and Chief Executive Officer